Vanguard International Growth Fund

Supplement to the Prospectus and Summary Prospectus Dated December 22, 2015

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard International Growth Fund has restructured the Fund’s investment advisory team, removing M&G Investment Management Limited (M&G) as an investment advisor and reallocating the assets managed by M&G to the two remaining advisors to the Fund, Baillie Gifford Overseas Ltd. (Baillie Gifford) and Schroder Investment Management North America Inc. (Schroders). All references to M&G and all other details and descriptions regarding its management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety.

Baillie Gifford and Schroders each independently select and maintain a portfolio of common stocks for the Fund. In addition, as with other Vanguard funds that use a multimanager structure, Vanguard will continue to invest a small portion of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors.

The Fund’s investment objective, principal investment strategies, and principal risks are not expected to change.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 81 072016

Vanguard World Fund

Supplement to the Statement of Additional Information Dated December 22, 2015 (revised February 19, 2016)

Important Changes to Vanguard International Growth Fund

The board of trustees of Vanguard International Growth Fund has restructured the Fund’s investment advisory team, removing M&G Investment Management Limited (M&G) as an investment advisor and reallocating the assets managed by M&G to the two remaining advisors to the Fund, Baillie Gifford Overseas Ltd. (Baillie Gifford) and Schroder Investment Management North America Inc. (Schroders). All references to M&G and all other details and descriptions regarding its management of certain assets of the Fund in the Statement of Additional Information are deleted in their entirety.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 23A 072016